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                                                                   Exhibit 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-59843 and 333-371111) of our report dated May 26, 2000 relating to the financial statements of PixelCam, Inc. which appears in the Current Report on Form 8-K/A of Zoran Corporation dated June 28, 2000.


/s/  PricewaterhouseCoopers LLP

San Jose, California
September 12, 2000